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                                   EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-Q of AHPC Holdings, Inc. (the "Company") for the six months ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Alan Zeffer, as Chief Executive Officer of the Company, and Debby Bills, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                               /s/ Alan E. Zeffer
                                               --------------------------------
                                               Name:  Alan E. Zeffer
                                               Title: Chief Executive Officer
                                               Date:  February 18, 2005

                                               /s/ Deborah J. Bills
                                               --------------------------------
                                               Name:  Deborah J. Bills
                                               Title: Chief Financial Officer
                                               Date:  February 18, 2005

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